Exhibit 99.1

Harrow Announces Third Quarter 2025 Financial Results

Third-Quarter 2025 and Recent Selected Highlights:

●	Total revenues of $71.6 million, a 45% increase over $49.3 million recorded in the prior-year period
●	GAAP net income of $1.0 million
●	Adjusted EBITDA of $22.7 million
●	Cash and cash equivalents of $74.3 million as of September 30, 2025

NASHVILLE, Tenn., November 10, 2025 – Harrow (Nasdaq: HROW), a leading provider of ophthalmic disease management solutions in North America, announced results for the third quarter ended September 30, 2025. The Company also posted its third quarter Letter to Stockholders and corporate presentation to the “Investors” section of its website, harrow.com. The Company encourages all Harrow stockholders to review these documents, which provide additional details concerning the historical quarterly period and future expectations for the business.

“The third quarter represented another period of meaningful progress for Harrow. We continued to execute across our portfolio, driving strong performance from VEVYE® and IHEEZO®, while advancing several strategic initiatives that strengthen our foundation for future growth,” said Mark L. Baum, Chief Executive Officer of Harrow. “With the launch of TRIESENCE® into its largest market opportunity, the upcoming rollout of our Harrow Access for All (HAFA) program, the expansion of our commercial leadership team, and new major coverage wins for VEVYE, we are well-positioned for a terrific close to the year and sustained growth for many years to come.

Business Highlights:

●	Coverage Expansion for VEVYE

○	Harrow recently entered into coverage agreements with several leading national payers, including the largest US pharmacy benefit manager of commercial lives. As a result of these coverage wins, VEVYE is expected to be included on multiple new formulary listings with a preferred product status effective January 1, 2026.

●	Expands VEVYE Access For All (VAFA) Program Capacity Through Partnership with Alto Pharmacy Powered by Fuze Health

○	Harrow has entered into a partnership with Alto Pharmacy Powered by Fuze Health, a full-service, digitally powered pharmacy, marking the addition of Harrow’s third specialty pharmacy partner supporting the VAFA program. This strategic expansion significantly expands its national distribution footprint via Alto’s comprehensive pharmacy network. Alto’s coverage model, ability to communicate in over 250 languages, and retail infrastructure, should enable broader insurance coverage, improve affordability, and expand patient access.

Harrow Announces Third Quarter 2025 Financial Results

November 10, 2025

●	Melt Acquisition

○	In September 2025, Harrow announced that it had entered into an agreement to acquire Melt Pharmaceuticals, Inc., a clinical-stage pharmaceutical company pioneering non-opioid, non-IV therapies for sedation for medical procedures in the hospital, outpatient, and in-office settings. Melt’s lead investigational therapy, MELT-300, is a patented, sublingually delivered formulation of a fixed dose of midazolam (3mg) and ketamine (50mg) designed to provide rapid, predictable sedation and analgesia without the need for intravenous administration. This innovative approach has the potential to transform patient experiences across a wide range of office-based and outpatient procedures and address the healthcare system’s growing demand to reduce exposure to opioids.

●	Harrow Access for All

○	In September 2025, Harrow announced the launch of Harrow Access for All (HAFA), expanding Harrow’s commitment to make it easier and more affordable for patients to access Harrow’s full range of branded, generic, and compounded ophthalmic medications. HAFA builds on the success of the VEVYE® Access for All initiative, which launched in March 2025 with a strong reception from both physicians and patients.

Third Quarter 2025 Financial Results:

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2025	2024	2025	2024
Total revenues	$71,638,000	$49,257,000	$183,211,000	$132,783,000
Gross margin	75%	76%	73%	74%
Core gross margin(1)	81%	80%	79%	78%
Net income (loss)	1,020,000	(4,220,000)	(11,765,000)	(24,258,000)
Core net income (loss)(1)	12,933,000	(1,619,000)	8,606,000	(13,455,000)
Adjusted EBITDA(1)	22,732,000	8,808,000	37,753,000	17,838,000
Net income (loss) per share:
Basic	0.03	(0.12)	(0.32)	(0.68)
Diluted	0.03	(0.12)	(0.32)	(0.68)
Core net income (loss) per share:(1)
Basic	0.35	(0.05)	0.24	(0.38)
Diluted	0.33	(0.05)	0.24	(0.38)

(1)	Core gross margin, core net income (loss), core basic and diluted net income (loss) per share (collectively, “Core Results”), and Adjusted EBITDA are non-GAAP measures. For additional information, including a reconciliation of such Core Results and Adjusted EBITDA to the most directly comparable measures presented in accordance with GAAP, see the explanation of non-GAAP measures and reconciliation tables at the end of this release.

Conference Call and Webcast

Participants can access the live webcast of Harrow’s presentation on the “Investors” page of Harrow’s website. A replay of the webcast will be available on the Company’s website for one year.

To participate via telephone, please register in advance using this link. Upon registration, all telephone participants will receive a confirmation email with detailed instructions, including a unique dial-in number and PIN, for accessing the call.

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Harrow Announces Third Quarter 2025 Financial Results

November 10, 2025

About Harrow

Harrow, Inc. (Nasdaq: HROW) is a leading provider of ophthalmic disease management solutions in North America, offering a comprehensive portfolio of products that address conditions affecting both the front and back of the eye, such as dry eye disease, wet (or neovascular) age-related macular degeneration, cataracts, refractive errors, glaucoma and a range of other ocular surface conditions and retina diseases. Harrow was founded with a commitment to deliver safe, effective, accessible, and affordable medications that enhance patient compliance and improve clinical outcomes. For more information about Harrow, please visit harrow.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Any statements in this release that are not historical facts may be considered such “forward—looking statements.” Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties which may cause results to differ materially and adversely from the statements contained herein. Some of the potential risks and uncertainties that could cause actual results to differ from those predicted include, among others, risks related to: liquidity or results of operations; our ability to successfully implement our business plan, develop and commercialize our products, product candidates and proprietary formulations in a timely manner or at all, identify and acquire additional products, manage our pharmacy operations, refinance and otherwise service our debt, obtain financing necessary to operate our business, recruit and retain qualified personnel, manage any growth we may experience and successfully realize the benefits of our previous acquisitions and any other acquisitions and collaborative arrangements we may pursue; competition from pharmaceutical companies, outsourcing facilities and pharmacies; general economic and business conditions, including inflation and supply chain challenges; regulatory and legal risks and uncertainties related to our pharmacy operations and the pharmacy and pharmaceutical business in general, including the ongoing communications with the U.S. Food and Drug Administration relating to compliance and quality plans at our outsourcing facility in New Jersey; physician interest in and market acceptance of our current and any future formulations and compounding pharmacies generally. These and additional risks and uncertainties are more fully described in Harrow’s filings with the Securities and Exchange Commission (SEC), including its Annual Report on Form 10-K for the year ended December 31, 2024, subsequent Quarterly Reports on Form 10-Q, and other filings with the SEC. Such documents may be read free of charge on the SEC’s web site at sec.gov. Undue reliance should not be placed on forward-looking- statements, which speak only as of the date they are made. Except as required by law, Harrow undertakes no obligation to update any forward-looking- statements to reflect new information, events, or circumstances after the date they are made, or to reflect the occurrence of unanticipated events.

Contact:

Mike Biega, VP of Investor Relations and Communications

mbiega@harrowinc.com

617-913-8890

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Harrow Announces Third Quarter 2025 Financial Results

November 10, 2025

HARROW, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30, 2025	December 31, 2024
	(unaudited)
ASSETS
Cash and cash equivalents	$74,290,000	$47,247,000
All other current assets	103,314,000	142,404,000
Total current assets	177,604,000	189,651,000
All other assets	185,470,000	199,320,000
TOTAL ASSETS	$363,074,000	$388,971,000

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities	$65,400,000	$91,343,000
Loans payable, net of unamortized debt discount	242,874,000	219,539,000
All other liabilities	8,139,000	8,792,000
TOTAL LIABILITIES	316,413,000	319,674,000
TOTAL STOCKHOLDERS’ EQUITY	46,661,000	69,297,000
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$363,074,000	$388,971,000

HARROW, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2025	2024	2025	2024
Total revenues	$71,638,000	$49,257,000	$183,211,000	$132,783,000
Cost of sales	17,712,000	12,018,000	49,466,000	35,110,000
Gross profit	53,926,000	37,239,000	133,745,000	97,673,000
Selling, general and administrative	35,856,000	33,645,000	109,604,000	94,275,000
Research and development	3,323,000	2,273,000	9,217,000	7,475,000
Total operating expenses	39,179,000	35,918,000	118,821,000	101,750,000
Income (loss) from operations	14,747,000	1,321,000	14,924,000	(4,077,000)
Total other expense, net	(13,727,000)	(5,521,000)	(26,689,000)	(19,506,000)
Income tax expense	-	20,000	-	675,000
Net income (loss)	$1,020,000	$(4,220,000)	$(11,765,000)	$(24,258,000)
Net income (loss) per share:
Basic	$0.03	$(0.12)	$(0.32)	$(0.68)
Diluted	$0.03	$(0.12)	$(0.32)	$(0.68)

HARROW, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Nine Months Ended September 30,
	2025	2024
Net cash provided by (used in):
Operating activities	$35,453,000	$(4,423,000)
Investing activities	(730,000)	4,396,000
Financing activities	(7,680,000)	(1,457,000
Net change in cash and cash equivalents	27,043,000	(1,484,000)
Cash and cash equivalents at beginning of the period	47,247,000	74,085,000
Cash and cash equivalents at end of the period	$74,290,000	$72,601,000

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Harrow Announces Third Quarter 2025 Financial Results

November 10, 2025

Non-GAAP Financial Measures

In addition to the Company’s results of operations determined in accordance with U.S. generally accepted accounting principles (GAAP), which are presented and discussed above, management also utilizes Adjusted EBITDA and Core Results, unaudited financial measures that are not calculated in accordance with GAAP, to evaluate the Company’s financial results and performance and to plan and forecast future periods. Adjusted EBITDA and Core Results are considered “non-GAAP” financial measures within the meaning of Regulation G promulgated by the SEC. Management believes that these non-GAAP financial measures reflect an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results, provide a more complete understanding of the Company’s results of operations and the factors and trends affecting its business. Management believes Adjusted EBITDA and Core Results provide meaningful supplemental information regarding the Company’s performance because (i) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making; (ii) they exclude the impact of non-cash or, when specified, non-recurring items that are not directly attributable to the Company’s core operating performance and that may obscure trends in the Company’s core operating performance; and (iii) they are used by institutional investors and the analyst community to help analyze the Company’s results. However, Adjusted EBITDA, Core Results, and any other non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. Further, non-GAAP financial measures used by the Company and the way they are calculated may differ from the non-GAAP financial measures or the calculations of the same non-GAAP financial measures used by other companies, including the Company’s competitors.

Adjusted EBITDA

The Company defines Adjusted EBITDA as net income (loss), excluding the effects of stock-based compensation and expenses, interest, taxes, depreciation, amortization, investment loss, net, and, if any and when specified, other non-recurring income or expense items. Management believes that the most directly comparable GAAP financial measure to Adjusted EBITDA is net income (loss). Adjusted EBITDA has limitations and should not be considered as an alternative to gross profit or net income (loss) as a measure of operating performance or to net cash provided by (used in) operating, investing, or financing activities as a measure of ability to meet cash needs.

The following is a reconciliation of Adjusted EBITDA, a non-GAAP measure, to the most comparable GAAP measure, net income (loss), for the three months and nine months ended September 30, 2025 and for the same period in 2024:

HARROW, INC.
RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2025	2024	2025	2024
GAAP net income (loss)	$1,020,000	$(4,220,000)	$(11,765,000)	$(24,258,000)
Stock-based compensation and expenses	3,271,000	4,385,000	8,702,000	12,825,000
Interest expense, net	6,038,000	5,525,000	18,994,000	16,411,000
Income tax expense	-	20,000	-	675,000
Depreciation	490,000	497,000	1,451,000	1,382,000
Amortization of intangible assets	4,224,000	2,605,000	12,676,000	7,708,000
Investment loss, net	-	-	-	3,171,000
Other expense (income), net	7,689,000	(4,000)	7,695,000	(76,000)
Adjusted EBITDA	$22,732,000	$8,808,000	$37,753,000	$17,838,000

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Harrow Announces Third Quarter 2025 Financial Results

November 10, 2025

Core Results

Harrow Core Results, including core gross margin, core net income (loss), and core basic and diluted income (loss) per share exclude (1) all amortization and impairment charges of intangible assets, excluding software development costs, (2) net gains and losses on investments and equity securities, including equity method gains and losses and equity valued at fair value through profit and loss (FVPL), and preferred stock dividends, and (3) gains/losses on forgiveness of debt. In certain periods, Core Results may also exclude fair value adjustments of financial assets in the form of options to acquire a company carried at FVPL, obligations related to product recalls, certain acquisition-related items, restructuring charges/releases and associated items, related legal items, gains/losses on early extinguishment of debt or debt modifications, impairments of property, plant and equipment and software, as well as income and expense items that management deems exceptional and that are or are expected to accumulate within the year to be over a $100,000 threshold.

The following is a reconciliation of Core Results, non-GAAP measures, to the most comparable GAAP measures for the three months and nine months ended September 30, 2025 and 2024:

For the Three Months Ended September 30, 2025
	GAAP Results	Amortization of Certain Intangible Assets	Investment Gains (Losses)	Other Items	Core Results
Gross profit	$53,926,000	$3,780,000	$-	$-	$57,706,000
Gross margin	75%				81%
Operating income	14,747,000	4,224,000	-	-	18,971,000
Income before taxes	1,020,000	4,224,000	-	7,689,000	12,933,000
Taxes	-	-	-	-	-
Net income	1,020,000	4,224,000	-	7,689,000	12,933,000
Income per share ($)(1):
Basic	0.13				0.35
Diluted	0.13				0.33
Weighted average number of shares of common stock outstanding:
Basic	37,145,440				37,145,440
Diluted	38,875,005				38,875,005

For the Nine Months Ended September 30, 2025
	GAAP Results	Amortization of Certain Intangible Assets	Investment Gains (Losses)	Other Items	Core Results
Gross profit	$133,745,000	$11,340,000	$-	$-	$145,085,000
Gross margin	73%				79%
Operating income	14,924,000	12,676,000	-	-	27,600,000
Loss before taxes	(11,765,000)	12,676,000		7,695,000	8,606,000
Taxes	-	-	-	-	-
Net loss	(11,765,000)	12,676,000	-	7,695,000	8,606,000
Basic and diluted loss per share ($)(1)	(0.32)				(0.24)
Weighted average number of shares of common stock outstanding, basic and diluted	36,588,163				36,588,163

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Harrow Announces Second Quarter 2025 Financial Results

August 11, 2025

For the Three Months Ended September 30, 2024
	GAAP Results	Amortization of Certain Intangible Assets	Investment Gains (Losses)	Other Items	Core Results
Gross profit	$37,239,000	$2,191,000	$-	$-	$39,430,000
Gross margin	76%				80%
Operating income	1,321,000	2,605,000	-	-	3,926,000
(Loss) income before taxes	(4,200,000)	2,605,000	-	(4,000)	(1,599,000)
Taxes	(20,000)	-	-	-	(20,000)
Net (loss) income	(4,220,000)	2,605,000	-	(4,000)	(1,619,000)
Basic and diluted loss per share ($)(1)	(0.12)				(0.05)
Weighted average number of shares of common stock outstanding, basic and diluted	35,702,200				35,702,200

For the Nine Months Ended September 30, 2024
	GAAP Results	Amortization of Certain Intangible Assets	Investment Gains (Losses)	Other Items	Core Results
Gross profit	$97,673,000	$6,471,000	$-	$-	$104,144,000
Gross margin	74%				78%
Operating loss	(4,077,000)	7,708,000	-	-	3,631,000
(Loss) income before taxes	(23,583,000)	7,708,000	3,171,000	(76,000)	(12,780,000)
Taxes	(675,000)	-	-	-	(675,000)
Net (loss) income	(24,258,000)	7,708,000	3,171,000	(76,000)	(13,455,000)
Basic and diluted loss per share ($)(1)	(0.68)				(0.38)
Weighted average number of shares of common stock outstanding, basic and diluted	35,597,409				35,597,409

(1)	Core basic and diluted loss per share is calculated using the weighted-average number of shares of common stock outstanding during the period. Core basic and diluted loss per share also contemplates dilutive shares associated with equity based awards as described in Note 2 and elsewhere in the Consolidated Financial Statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025.

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